UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2014

Power Solutions International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35944	33-0963637
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

201 Mittel Drive, Wood Dale, Illinois 60191

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (630) 350-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 2, 2014, Power Solutions International, Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting, among other things, the Company’s acquisition of all of the issued and outstanding stock of Professional Power Products, Inc., an Illinois corporation (“PPPI”), consummated on April 1, 2014. This Amendment No. 1 on Form 8-K/A amends and supplements the Initial Form 8-K and is being filed to provide the historical financial information and the pro forma financial information required pursuant to Items 9.01(a) and 9.01(b) of Form 8-K, respectively. In accordance with the requirements of Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K, this Amendment No. 1 on Form 8-K/A is being filed within 71 calendar days of the date that the Initial Form 8-K was required to be filed.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The following audited financial statements as required by Item 9.01(a) are attached hereto as Exhibit 99.2 and are incorporated herein by reference:

(i)	Report of Independent Auditors.

(ii)	Audited consolidated financial statements of PPPI, consisting of the consolidated balance sheets as of December 31, 2013 and 2012, and the related consolidated statements of operations, stockholders’ equity and cash flows for the years then ended and the related notes to the consolidated financial statements.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements as of, and for the year ended, December 31, 2013 are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

10.1†	Stock Purchase Agreement, dated as of April 1, 2014, by and among Power Solutions International, Inc., Carl L. Trent, Kenneth C. Trent and CKT Holdings, Inc.*

10.2†	Amended and Restated Lease Agreement, dated as of April 1, 2014, by and between Professional Power Products, Inc. and 448 W. Madison, LLC.

10.3†	Amended and Restated Credit Agreement, dated as of April 1, 2014, by and among Wells Fargo Bank, N.A. as agent for itself and other lenders party thereto, each of the lenders party thereto, Power Solutions International, Inc., The W Group, Inc., Power Solutions, Inc., Power Great Lakes, Inc., Auto Manufacturing, Inc., Torque Power Source Parts, Inc., Power Properties, L.L.C., Power Production, Inc., Power Global Solutions, Inc., PSI International, LLC, XISync LLC and Professional Power Products, Inc., and related documents.

10.4†	Joinder to Guaranty and Security Agreement, dated as of April 1, 2014, by and among Wells Fargo Bank, N.A. as agent for itself and the other lenders party thereto, Power Solutions International, Inc., The W Group, Inc., Power Solutions, Inc., Power Great Lakes, Inc., Auto Manufacturing, Inc., Torque Power Source Parts, Inc., Power Properties, L.L.C., Power Production, Inc., Power Global Solutions, Inc., PSI International, LLC, XISync LLC and Professional Power Products, Inc., joining Professional Power Products, Inc. as a party thereto.

23.1	Consent of Independent Auditors, Baker, Tilly, Virchow, Krause, LLP.

99.1†	Press release of Power Solutions International, Inc., dated April 1, 2014.

99.2	Audited consolidated financial statements of PPPI.

99.3	Unaudited pro forma combined financial statements as of, and for the year ended, December 31, 2013.

†	Previously filed as an exhibit to this Current Report on Form 8-K.
*	Exhibits and schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of an omitted exhibit or schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER SOLUTIONS INTERNATIONAL, INC.

By:	/s/ Daniel P. Gorey
Daniel P. Gorey Chief Financial Officer

Dated: May 20, 2014